UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) April 5, 2017

Carnival Corporation	Carnival plc
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Republic of Panama	England and Wales
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

1-9610	1-15136
(Commission File Number)	(Commission File Number)

59-1562976	98-0357772
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428 United States of America	Carnival House 100 Harbour Parade Southampton SO15 1ST United Kingdom
(Address of principal executive offices) (Zip code)	(Address of principal executive offices) (Zip code)

(305) 599-2600	011 44 23 8065 5000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

None	None
(Former name or former address, if changed since last report.)	(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The annual meetings of shareholders of Carnival Corporation and Carnival plc were held on April 5, 2017 (the “Annual Meetings”). On all matters which came before the Annual Meetings, holders of Carnival Corporation common stock and Carnival plc ordinary shares were entitled to one vote for each share held. Proxies for 617,847,229 shares entitled to vote were received in connection with the Annual Meetings.

The matters which were submitted to Carnival Corporation and Carnival plc’s shareholders for approval at the Annual Meetings and the tabulation of the final votes with respect to each such matter were as follows:

Director Elections.

	Proposal	For	Against		Abstain	Broker Non-Votes
1.	To re-elect Micky Arison as a director of Carnival Corporation and Carnival plc	580,459,516	9,673,412		1,449,313	26,261,748
2.	To re-elect Sir Jonathon Band as a director of Carnival Corporation and Carnival plc	589,803,676	313,597		1,465,068	26,261,748
3.	To elect Helen Deeble as a director of Carnival Corporation and Carnival plc	589,487,089	630,754		1,464,753	26,261,748
4.	To re-elect Arnold W. Donald as a director of Carnival Corporation and Carnival plc	578,773,393	11,345,696		1,463,087	26,261,748
5.	To re-elect Richard J. Glasier as a director of Carnival Corporation and Carnival plc	529,882,858	59,559,731		2,139,652	26,261,748
6.	To re-elect Debra Kelly-Ennis as a director of Carnival Corporation and Carnival plc	589,662,897	458,387		1,460,957	26,261,748
7.	To re-elect Sir John Parker as a director of Carnival Corporation and Carnival plc	528,289,519	61,810,093		1,482,629	26,261,748
8.	To re-elect Stuart Subotnick as a director of Carnival Corporation and Carnival plc	507,281,661	82,428,167		1,872,413	26,261,748
9.	To re-elect Laura Weil as a director of Carnival Corporation and Carnival plc	541,744,321	47,701,723		2,136,197	26,261,748
10.	To re-elect Randall J. Weisenburger as a director of Carnival Corporation and Carnival plc	550,689,745	39,422,806		1,469,690	26,261,748

Other Matters.

11.	To approve, on a (non-binding) advisory basis, executive compensation	525,165,383	64,711,892		1,681,980	26,261,748

		1 year	2 Years	3 Years	Abstain	Broker Non-Votes
12.	To approve, on a (non-binding) advisory basis, how frequently the shareholders of Carnival Corporation & plc be provided with a non-binding advisory vote to approve executive compensation	569,379,104	650,491	19,879,374	1,653,298	26,261,748

		For	Against	Abstain	Broker Non-Votes
13.	To approve the Carnival plc Directors’ Remuneration Report (other than the Carnival plc Directors’ Remuneration Policy set out in Section B of Part II of the Carnival plc Directors’ Remuneration Report)	524,218,820	65,529,493	1,834,168	26,261,748
14.	To approve the Carnival plc Directors’ Remuneration Policy set out in Section B of Part II of the Carnival plc Directors’ Remuneration Report	525,332,257	65,654,329	595,895	26,261,748
15.	To re-appoint the UK firm of PricewaterhouseCoopers LLP as independent auditors for Carnival plc and to ratify the selection of the U.S. firm of PricewaterhouseCoopers LLP as the independent registered certified public accounting firm for Carnival Corporation	604,506,409	11,084,686	2,252,794	0
16.	To authorize the Audit Committee of Carnival plc to agree the remuneration of the independent auditors of Carnival plc	615,545,491	1,875,812	422,586	0
17.	To receive the UK accounts and reports of the Directors and auditors of Carnival plc for the year ended November 30, 2016	613,079,027	2,620,827	2,144,035	0
18.	To approve the giving of authority for the allotment new shares by Carnival plc	583,277,935	33,286,066	1,279,988	0
19.	To approve the disapplication of pre-emption rights in relation to the allotment of new shares by Carnival plc	611,694,177	4,289,836	1,859,976	0
20.	To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market	613,335,303	3,470,106	1,041,820	0

In light of the voting results on Proposal 12 and other factors considered by our Boards, our Boards have determined that Carnival Corporation and Carnival plc will include an advisory vote on executive compensation annually until the next required vote on the frequency of such votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carnival Corporation		Carnival plc

By:	/s/ Arnaldo Perez	By:	/s/ Arnaldo Perez
Name:	Arnaldo Perez	Name:	Arnaldo Perez
Title:	General Counsel & Secretary	Title:	General Counsel & Company Secretary
Date:	April 11, 2017	Date:	April 11, 2017